SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                              November 7, 2002
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                     (Date of earliest event reported)


                            Minden Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


United States                          0-49882                  13-4203146
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)



          415 Main Street, Minden, Louisiana                        71058
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       (Address of principal executive offices)                  (Zip code)


                                 (318) 377-0523
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            (Registrant's telephone number, including area code)


                                       N/A
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(Former name, former address and former fiscal year, if changed since last report)



Item 5.   Other Events

     On November 7, 2002, Minden Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the quarter ended September 30, 2002.

     The Company's press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

           99.1 Press Release reporting earnings for the quarter ended September 30, 2002.























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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MINDEN BANCORP, INC.



  Date: November 18, 2002                By: /s/ A. David Evans
                                             ----------------------------------
                                             A. David Evans
                                             Chairman, President and Chief
                                             Executive Officer
























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